Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:                                Goldman Sachs Asia Equity Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Suisse (Hong Kong) Limited

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs (Singapore) Pte.; Credit Suisse (Singapore) Limited; Hong Leong Bank Berhad; Hongkong and Shanghai Banking Corporation Limited; Maybank Investment Bank Berhad; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                Westports Holdings Bhd

Title of Security:                                WESTPORTS HOLDINGS BERHAD

Date of First Offering:                                           10/01/2013

Dollar Amount Purchased:                                           91,726

Number of Shares or Par Value of Bonds Purchased:                                                                                     117,500

Price Per Unit:                                2.50

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Emerging Markets Equity Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Suisse (Hong Kong) Limited

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs (Singapore) Pte.; Credit Suisse (Singapore) Limited; Hong Leong Bank Berhad; Hongkong and Shanghai Banking Corporation Limited; Maybank Investment Bank Berhad; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                Westports Holdings Bhd

Title of Security:                                WESTPORTS HOLDINGS BERHAD

Date of First Offering:                                           10/01/2013

Dollar Amount Purchased:                                           622,956

Number of Shares or Par Value of Bonds Purchased:                                                                                     798,000

Price Per Unit:                                2.50

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Multi-Asset Real Return Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Merrill Lynch, Pierce, Fenner & Smith, Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Capital One Southcoast, Inc; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; KeyBanc Capital Markets Inc.; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; PNC Capital Markets LLC; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; Stifel, Nicolaus & Company, Incorporated; Wells Fargo Securities, LLC

Name of Issuer:                                Empire State Realty Trust Inc

Title of Security:                                EMPIRE STATE REALTY TRUST,INC.

Date of First Offering:                                           10/02/2013

Dollar Amount Purchased:                                           5,798

Number of Shares or Par Value of Bonds Purchased:                                                                                     446

Price Per Unit:                                13.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs BRIC Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Renaissance Capital Limited; VTB Capital PLC

Name of Issuer:                                Alrosa AO

Title of Security:                                OJSC ALROSA

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           970,237

Number of Shares or Par Value of Bonds Purchased:                                                                                     876,773

Price Per Unit:                                1.11

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Emerging Markets Equity Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities PLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; Renaissance Capital Limited; VTB Capital PLC

Name of Issuer:                                Alrosa AO

Title of Security:                                OJSC ALROSA

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           1,709,262

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,544,607

Price Per Unit:                                1.11

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     J.P. Morgan Securities LLC

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC

Name of Issuer:                                FREESCALE SEMICONDUCTOR

Title of Security:                                FREESCALE SEMICONDUCTOR, LT 6% 15 JAN 2022-16 144A

Date of First Offering:                                           10/28/2013

Dollar Amount Purchased:                                           700,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     700,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; BMO Capital Markets Corp.; Capital One Southcoast, Inc; CIBC World Markets Corp; Citigroup Global Markets Inc.; Commerz Markets LLC; DBS Bank Ltd.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; National Australia Bank Limited; National Bank of Abu Dhabi; PNC Capital Markets LLC; RBC Capital Markets, LLC; Santander Investment Securities Inc.; SMBC Nikko Securities Inc.; UBS Securities LLC; Wells Fargo Securities, LLC

Name of Issuer:                                Barclays PLC

Title of Security:                                BARCLAYS BANK PLC 8.25% 15 DEC 2049-18

Date of First Offering:                                           11/13/2013

Dollar Amount Purchased:                                           1,024,928

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,025,000

Price Per Unit:                                99.99

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.

Name of Issuer:                                LifePoint Hospitals Inc

Title of Security:                                LIFEPOINT HOSPITALS, INC. 5.5% 01 DEC 2021-16 144A

Date of First Offering:                                           11/21/2013

Dollar Amount Purchased:                                           1,750,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     1,750,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs International Small Cap Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Mediobanca Banca di Credito Finanziario S.p.A.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; Banca IMI Securities Corporation; BNP Paribas Securities Corp.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mediobanca Banca di Credito Finanziario S.p.A.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Nomura Securities International, Inc.; UBC Securities LLC

Name of Issuer:                                Moncler SpA

Title of Security:                                MONCLER SPA

Date of First Offering:                                           12/11/2013

Dollar Amount Purchased:                                           161,087

Number of Shares or Par Value of Bonds Purchased:                                                                                     11,452

Price Per Unit:                                10.20

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Strategic International Equity Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Mediobanca Banca di Credito Finanziario S.p.A.

Names of Underwriting Syndicate Members:                                                                           Goldman Sachs International; Banca IMI Securities Corporation; BNP Paribas Securities Corp.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mediobanca Banca di Credito Finanziario S.p.A.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Nomura Securities International, Inc.; UBC Securities LLC

Name of Issuer:                                Moncler SpA

Title of Security:                                MONCLER SPA

Date of First Offering:                                           12/11/2013

Dollar Amount Purchased:                                           62,075

Number of Shares or Par Value of Bonds Purchased:                                                                                     4,413

Price Per Unit:                                10.20

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014.*

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Credit Agricole Corporate and Investment Bank

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Unicredit Banca SpA

Name of Issuer:                                Credit Agricole SA

Title of Security:                                CREDIT AGRICOLE SA 7.875% 23 JAN 2049-24 144A

Date of First Offering:                                           01/15/2014

Dollar Amount Purchased:                                           675,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     675,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on June 12, 2014.**

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Wells Fargo Securities, LLC

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CAP 5.25% 15 FEB 2022-17 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           200,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on June 12, 2014.**

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; BNP Paribas Securities Corp; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Evercore Group L.L.C.; Guggenheim Securities, LLC; J.P. Morgan Securities LLC; Lloyds Bank PLC; Loop Capital Markets L.L.C.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura Securities International, Inc.; RBS Securities Inc.; Samuel A. Ramirez & Company, Inc.; SMBC Nikko Securities Inc.; TD Securities Inc.; U.S. Bancorp Investments, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC; Williams Capital Group L.P.

Name of Issuer:                                CBS OUT AMER CAP LLC/COR

Title of Security:                                CBS OUTDOOR AMERICAS CA 5.625% 15 FEB 2024-19 144A

Date of First Offering:                                           01/16/2014

Dollar Amount Purchased:                                           200,000

Number of Shares or Par Value of Bonds Purchased:                                                                                     200,000

Price Per Unit:                                100.00

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on June 12, 2014.**

Name of Fund:                                Goldman Sachs Income Builder Fund

Name of Underwriter or Dealer Purchased From:                                                                                     Barclays Capital Inc.

Names of Underwriting Syndicate Members:                                                                           Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; Rabo Securities USA, Inc.

Name of Issuer:                                Post Holdings Inc

Title of Security:                                POST HOLDINGS, INC. 6.75% 01 DEC 2021-17 144A

Date of First Offering:                                           03/12/2014

Dollar Amount Purchased:                                           634,500

Number of Shares or Par Value of Bonds Purchased:                                                                                     600,000

Price Per Unit:                                105.75

Resolution Approved:                                           Resolution adopted at the Meeting of the Board of Trustees on June 12, 2014.**

*           Resolution adopted at the Meeting of the Board of Trustees on February 11, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended December 31, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

**           Resolution adopted at the Meeting of the Board of Trustees on June 12, 2014:

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, except as described at the meeting, all purchases made during the calendar quarter ended March 31, 2014 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust, and Goldman Sachs Credit Strategies Fund (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).